Paycheck Protection Program Loan	12 Months Ended
Dec. 31, 2022
Paycheck Protection Program Loan [Abstract]
Paycheck Protection Program Loan

Note 6 — Paycheck Protection Program Loan

The Company received a loan from Wells Fargo Bank in the amount of $361,605 under the Paycheck Protection Program established by the CARES Act. The loan is subject to a note dated May 14, 2020 and may be forgiven to the extent proceeds of the loan were used for eligible expenditures such as payroll and other expenses described in the CARES Act. The loan bore an interest at a rate of 1% and was payable in monthly installments of principal and interest over 24 months beginning 6 months from the date of the note.

The Company applied for forgiveness of the loan and interest in the full amount. On May 20,2021, the U.S. Small Business Administration forgave NYIAX’s Paycheck Protection Loan as authorized by the CARES Act and the Company recorded other income of $361,605.

On December 31, 2022 and 2021, the loan balances were $0.